EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 14, 2005



                     General Environmental Management, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          NEVADA                   33-55254-38              87-0485313
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)             Identification No.)



3191 TEMPLE AVENUE, SUTIE 250 POMONA, CALIFORNIA                    91768
    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code 909-444-9500


--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The company has made the following sales of unregistered securities that in the aggregate exceed 1% of outstanding shares:

     2/14/05 25,000 shares of common stock by exercise of warrants at $1.00 per share

     2/15/05 20,000 shares of common stock by exercise of warrants at $1.00 per share

     2/22/05 10,000 shares of common stock by exercise of warrants at $1.00 per share

     2/23/05 12,500 shares of common stock by exercise of warrants at $1.25 per share

     2/28/05 2,013 shares of common stock in exchange for services at $1.00 per share

     3/1/05 10,000 shares of common stock by exercise of warrants at $1.00 per share

     4/30/05 1,393,521 shares of common stock by conversion of convertible notes and accrued interest at the conversion price of $1.00 per share

The above sales of unregistered securities were made pursuant to Regulation D Rule 506.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  General Environmental Management, Inc.
                                  -------------------------------------
                                              (Registrant)

Date May 16, 2005
                                  /s/ Cabell Cobbs
                                     (Signature)*
                                  Cabell Cobbs, Chief Financial Officer
*Print name and title of the signing officer under his signature.